Investments in associated companies and joint ventures (Tables)	12 Months Ended
Dec. 31, 2018
Investments in associated companies and joint ventures
Schedule of investments in associated companies and joint ventures

EURm	2018	2017
Net carrying amount as of January 1	128	116
Translation differences	4	(8)
Acquisitions through business combinations	–	1
Additions	2	9
Share of results	12	11
Dividends	(1)	(1)
Net carrying amount as of December 31	145	128